UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2012

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

FAMCO MLP & Energy Infrastructure Fund
(MLPPX)

ANNUAL REPORT
November 30, 2012

www.famcomlpfunds.com

FAMCO MLP & Energy Infrastructure Fund
a series of Investment Managers Series Trust

Table of Contents

Shareholder letter	1
Fund Performance and Summary	3
Schedule of Investments	4
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	19
Supplemental Information	20
Expense Example	24

8235 Forsyth Boulevard, Suite 700 Saint Louis, Missouri 63105 Telephone: 314 446-6700 Facsimile: 314 446-6707 www.famco.com

MLP & Energy Infrastructure Fund
(“MLPPX”)
November  30, 2012

Dear Shareholder

Thank you for your investment in the FAMCO MLP & Energy Infrastructure Fund (“the Fund”).  This report covers the Fund’s performance for the twelve months ended November 30, 2012 as well as an overall update on the Fund’s investments.

Our firm, FAMCO MLP, a division of Advisory Research, Inc., serves as investment advisor for the Fund.  We manage Master Limited Partnerships (“MLPs”) and energy infrastructure assets for investment companies, institutions and high net worth individuals.

The Fund’s investment objective is long-term capital appreciation and current income. The Fund will seek to meet its investment objective by opportunistically investing in energy infrastructure securities.  We believe that a well constructed portfolio of energy infrastructure investments has the potential to provide investors with a mix of current income, growth potential, low correlation to other asset classes, and some tax advantages.  The Fund will invest in both equity and fixed income securities with the asset allocation being a function of current opportunities.  Most pure-play domestic energy infrastructure is owned by MLPs or entities affiliated with MLPs, and at least 80% of the Fund’s investments are expected to be concentrated in MLPs and other energy infrastructure assets.

We expect the Fund to exhibit high correlation to and generate similar returns with the Alerian MLP Index (Alerian), but with less volatility and more liquidity over a full market cycle. In general, we would expect the Fund to underperform when the Alerian is generating higher than average returns and to outperform when the Alerian performs at less than its long-term potential.

Given these expectations we are pleased with the six month, one year and annualized since inception (9/9/2010) returns for the Fund of 9.53%, 11.60% and 13.96%, respectively.  The Alerian MLP Index’s comparable returns are 12.15%, 14.40% and 15.78%.  Importantly, the Fund has provided investors with the lower volatility and increased downside protection that is expected.  Since inception, the Fund’s volatility has averaged 74% of the Alerian MLP Index’s volatility.

During the year ended November 30, 2012 the Fund saw positive returns in every asset class.  The MLP portion of the portfolio performed best as the MLP asset class as represented by the Alerian MLP Index returned 14.4% and the Fund’s portfolio of MLPs did better yet.  The remaining energy infrastructure equities in the Fund generated high single digit returns for the year.  The Fund’s fixed income portfolio performed better than we expected during the year with a return of approximately 12%.

We believe the Fund is positioned to benefit from what we expect will be positive MLP and equity market returns in 2013.  The Fund maintains an overweight position in MLPs and their affiliated equities and an underweight in fixed income securities.  This higher than average allocation to MLPs and equities is a response to both the favorable valuations we see for MLPs and equities in general as well as our belief that fixed income yields are at unsustainably low levels.  It is our view that interest rates will be flat to rising over the next 5 years and we conclude that investment returns for fixed income securities will be limited.  We expect that the higher than average allocation to MLPs and equities will increase the volatility of the Fund’s NAV.  To moderate some of this additional volatility we are continuing our program of call writing on a portion of the equities in the Fund.  The call writing strategy is designed with the intent to generate current income in exchange for limiting the returns of the Fund’s equity portfolio.  The Fund’s call writing program should be additive to performance if equity returns are indeed modest and the program will likely limit returns if the equity market performs well in 2013.

As a shareholder, you will receive a 1099 tax form in January, 2013.  Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income (“UBTI”) attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed.  Similarly, it is generally expected that you will not become

1

subject to additional state and local income tax return filing requirements by reason of your holdings of Fund shares.  Please consult your tax advisor for information specific to your situation.

We appreciate your investment in the Fund.

Sincerely,

FAMCO MLP,
a division of Advisory Research, Inc.

Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology.

Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities.  The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors.

Master limited partnership (MLP) is a limited partnership that is publicly traded on a securities exchange.  It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.

An investment in vehicles like MLPPX are speculative investments and are not suitable for all investors, nor do they represent a complete investment program. MLPPX is available only to qualified investors who are comfortable with the substantial risks associated with investing in similar vehicles. An investment in a vehicle like MLPPX includes the risks inherent in an investment in securities, market risk, industry concentration risk, MLP Units risk, general MLP risk, energy and natural resource company risk, depletion and exploration risk, marine transportation companies risk, regulatory risk, commodity pricing risk, weather risk, cash flow risk, affiliated party risk, catastrophe risk, acquisition risk, natural resources sector risk, foreign securities risk, ETF risk, credit risk, interest rate risk, high yield securities risk, derivatives risk, leveraging risk, tax risk, non-diversification risk, advisor risk.  For complete descriptions of risks, please refer to the Fund’s Private Placement Memorandum (“PPM”).

An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. This and other important information about the Fund can be found in the PPM. Please read the PPM carefully before investing.

The views in this shareholder letter were those of the Investment Advisor as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

2

FAMCO MLP & Energy Infrastructure Fund
FUND PERFORMANCE at November 30, 2012

This graph compares a hypothetical $1 million investment in the Fund, made at its inception with a similar investment in the Alerian MLP Index.  Results include the reinvestment of all dividends and capital gains.

The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology.

The S&P 500 index is a value weighted index of the prices of 500 large common stocks actively traded in the United States.

The Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities.

These indices do not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Total Returns as of November 30, 2012
	1 Year	Since Inception* (9/9/10)
FAMCO MLP & Energy Infrastructure Fund	11.60%	13.96%
Alerian MLP Index	14.40%	15.78%
S&P 500 Index	16.13%	14.25%
Barclays Capital U.S. Aggregate Index	5.51%	5.28%
* Annualized

Gross and Net Expense Ratios for the Fund was 2.13% and 1.00%, respectively.   Expense ratios are from the most recent prospectus. The Fund's Advisor has contractually agreed to waive its fees and/or absorb expenses; absent such waivers, the Fund's returns would have been lower. The contractual fee waivers are in effect through April 1, 2013.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

3

FAMCO MLP & Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2012

Principal Amount		Value

	CORPORATE BONDS – 30.1%
$500,000	BreitBurn Energy Partners LP / BreitBurn Finance Corp. 8.625%, 10/15/20201	$538,750
	Chesapeake Energy Corp.
650,000	6.875%, 8/15/20181	682,500
750,000	7.250%, 12/15/20181	806,250
650,000	6.625%, 8/15/20201	680,875
600,000	CONSOL Energy, Inc. 8.000%, 4/1/20171	645,000
875,000	EQT Corp. 4.875%, 11/15/20211	945,331
275,000	QEP Resources, Inc. 6.875%, 3/1/20211	315,562
700,000	Range Resources Corp. 7.250%, 5/1/20181	735,000
1,000,000	Sunoco, Inc. 5.750%, 1/15/20171	1,126,071
850,000	Teekay Corp. 8.500%, 1/15/20201	894,625
520,000	Williams Cos., Inc. 8.750%, 3/15/20321	708,524

	TOTAL CORPORATE BONDS (Cost $7,763,821)	8,078,488

Number of Shares

	COMMON STOCKS – 46.9%
	ENERGY – 42.2%
9,825	Anadarko Petroleum Corp.	719,092
61,471	Enbridge Energy Management LLC	1,813,397
14,575	EQT Corp.	875,374
12,242	Kinder Morgan Management LLC	929,193
37,100	Kinder Morgan, Inc.	1,254,351
12,550	Marathon Petroleum Corp.	747,227
4,750	Occidental Petroleum Corp.	357,247
15,200	Phillips 66	796,024
12,710	Spectra Energy Corp.	355,245
22,800	Targa Resources Corp.	1,142,052
12,455	Teekay Offshore Partners LP	331,677
16,055	TransCanada Corp.	738,369
39,070	Williams Cos., Inc.	1,283,059

	TOTAL ENERGY (Cost $10,571,910)	11,342,307

	UTILITIES – 4.7%
15,475	NiSource, Inc.	374,031

4

FAMCO MLP & Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2012

Number of Shares		Value

	COMMON STOCKS (Continued)
	UTILITIES (Continued)
19,660	ONEOK, Inc.	$882,144

	TOTAL UTILITIES (Cost $1,176,219)	1,256,175

	TOTAL COMMON STOCKS (Cost $11,748,129)	12,598,482

	MASTER LIMITED PARTNERSHIPS – 22.2%
4,375	Copano Energy LLC	137,944
18,461	Crestwood Midstream Partners LP - Class C2	425,384
13,045	DCP Midstream Partners LP	546,325
28,370	Energy Transfer Equity LP	1,289,984
14,080	Enterprise Products Partners LP	729,766
7,175	EV Energy Partner LP	435,523
18,987	Inergy LP	358,285
7,175	MarkWest Energy Partners LP	370,804
9,690	MPLX LP*	279,653
11,285	Plains All American Pipeline LP	525,655
2,400	TransMontaigne Partners LP	83,352
8,485	Western Gas Partners LP	415,426
7,010	Williams Partners LP	356,879

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $4,977,168)	5,954,980

	SHORT-TERM INVESTMENTS – 0.8%
218,132	Fidelity Institutional Money Market - Treasury Only Portfolio, 0.01%3	218,132

	TOTAL SHORT-TERM INVESTMENTS (Cost $218,132)	218,132

	TOTAL INVESTMENTS – 100.0% (Cost $24,707,250)	26,850,082
	Liabilities in Excess of Other Assets – 0.0%	(4,758)

	TOTAL NET ASSETS – 100.0%	$26,845,324

Number of Contracts

	SECURITIES SOLD SHORT – (0.7)%
	WRITTEN OPTION CONTRACTS – (0.7)%
	CALL OPTIONS – (0.7)%
	Anadarko Petroleum Corp.
(67)	Exercise Price: $75, Expiration Date: December 22, 2012	(6,499)
(31)	Exercise Price: $80, Expiration Date: February 16, 2013	(5,766)
	EQT Corp.
(135)	Exercise Price: $65, Expiration Date: March 16, 2013	(20,925)
	Marathon Petroleum Corp.

5

FAMCO MLP & Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2012

Number of Contracts		Value

	SECURITIES SOLD SHORT (Continued)
	WRITTEN OPTION CONTRACTS (Continued)
	CALL OPTIONS (Continued)
(60)	Exercise Price: $60, Expiration Date: January 19, 2013	$(13,560)
(65)	Exercise Price: $65, Expiration Date: April 20, 2013	(13,325)
	Occidental Petroleum Corp.
(47)	Exercise Price: $80, Expiration Date: February 16, 2013	(6,298)
	Phillips 66
(152)	Exercise Price: $49, Expiration Date: February 16, 2013	(77,520)
	TransCanada Corp.
(158)	Exercise Price: $50, Expiration Date: May 18, 2013	(6,320)
	Williams Cos., Inc.
(137)	Exercise Price: $34, Expiration Date: February 16, 2013	(14,522)
(248)	Exercise Price: $36, Expiration Date: February 16, 2013	(12,152)

	TOTAL SECURITIES SOLD SHORT (Proceeds $(144,682))	$(176,887)

LLC – Limited Liability Company
LP – Limited Partnership

*	Non-income producing security.

1	Callable.

2
Illiquid Security. Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security fair valued under direction of the Board of Trustees.  The aggregate value of such investments is 1.58% of net assets.

3	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

6

FAMCO MLP & Energy Infrastructure Fund
SUMMARY OF INVESTMENTS
As of November 30, 2012

Security Type	Percent of Total Net Assets
Corporate Bonds	30.1%
Common Stocks	46.9%
Master Limited Partnerships	22.2%
Short-Term Investments	0.8%
Total Investments	100.0%
Liabilities in Excess of Other Assets	0.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

7

FAMCO MLP & Energy Infrastructure Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30,2012

Assets:
Investments, at value (cost $24,707,250)	$26,850,082
Receivables:
Securities sold	305,629
Dividends and interest	150,047
Prepaid expenses	12
Total assets	27,305,770

Liabilities:
Written options contracts, at value (proceeds $144,682)	176,887
Payables:
Securities purchased	216,125
Advisory fees	7,219
Audit fees	34,990
Fund accounting fees	7,418
Administration fees	6,837
Transfer agent fees and expenses	5,070
Trustees' fees and expenses	1,401
Custody fees	1,207
Chief Compliance Officer fees	227
Accrued other expenses	3,065
Total liabilities	460,446

Net Assets	$26,845,324

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$23,530,130
Accumulated net investment loss	(198,459)
Accumulated net realized gain on investments and written options contracts	1,403,026
Net unrealized appreciation (depreciation) on:
Investments	2,142,832
Written options contracts	(32,205)
Net Assets	$26,845,324

Shares of beneficial interest issued and outstanding	2,254,897
Net asset value per share	$11.91

See accompanying Notes to Financial Statements.

8

FAMCO MLP & Energy Infrastructure Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $4,855)	$266,637
Interest	459,419
Total investment income	726,056

Expenses:
Advisory fees	191,923
Administration fees	45,604
Fund accounting fees	45,349
Transfer agent fees and expenses	26,482
Custody fees	16,252
Audit fees	15,000
Legal fees	13,292
Shareholder reporting fees	6,384
Trustees' fees and expenses	5,791
Chief Compliance Officer fees	5,187
Registration fees	2,338
Miscellaneous	2,188
Insurance fees	1,442

Total expenses	377,232
Advisory fees waived	(121,321)
Net expenses	255,911
Net investment income	470,145

Realized and Unrealized Gain (Loss) on Investments and Options Contracts:
Net realized gain (loss) on:
Investments	2,405,320
Written options contracts	(286,601)
Net realized gain	2,118,719
Net change in unrealized appreciation/depreciation on:
Investments	195,211
Written options contracts	(32,205)
Net change in unrealized appreciation/depreciation	163,006
Net realized and unrealized gain on investments and written options contracts	2,281,725

Net Increase in Net Assets from Operations	$2,751,870

See accompanying Notes to Financial Statements.

9

FAMCO MLP & Energy Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	November 30, 2012	November 30, 2011
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$470,145	$266,741
Net realized gain on investments and written options contracts	2,118,719	420,711
Net change in unrealized appreciation/depreciation on investments and written options contracts	163,006	1,669,087
Net increase in net assets resulting from operations	2,751,870	2,356,539

Distributions to Shareholders:
From net investment income	(483,767)	(214,320)
From net realized gains	(881,665)	(564,254)
Return of capital	-	(170,591)
Total distributions to shareholders	(1,365,432)	(949,165)

Capital Transactions:
Proceeds from shares sold	3,100,000	12,480,212
Reinvestment of distributions	936,125	669,053
Cost of shares redeemed	(945,521)	(620,286)
Net change in net assets from capital transactions	3,090,604	12,528,979

Total increase in net assets	4,477,042	13,936,353

Net Assets:
Beginning of period	22,368,282	8,431,929
End of period	$26,845,324	$22,368,282

Accumulated net investment income (loss)	$(198,459)	$58,094

Capital Share Transactions:
Shares sold	267,883	1,179,718
Shares reinvested	80,015	60,134
Shares redeemed	(80,703)	(56,534)
Net increase in capital share transactions	267,195	1,183,318

See accompanying Notes to Financial Statements.

10

FAMCO MLP & Energy Infrastructure Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period
	For the Year Ended	For the Year Ended	September 9, 2010*
	November 30, 2012	November 30, 2011	to November 30, 2010

Net asset value, beginning of period	$11.25	$10.48	$10.00
Income from Investment Operations:
Net investment income1	0.22	0.18	0.07
Net realized and unrealized gain on investments	1.06	1.19	0.51
Total from investment operations	1.28	1.37	0.58

Less distributions:
From net investment income	(0.22)	(0.13)	(0.03)
From net realized gain	(0.40)	(0.36)	(0.04)
Return of capital	-	(0.11)	(0.03)
Total distributions	(0.62)	(0.60)	(0.10)

Redemption fee proceeds	-	-	-

Net asset value, end of period	$11.91	$11.25	$10.48

Total return	11.60%	13.26%	5.80%	2

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$26,845	$22,368	$8,432

Ratio of expenses to average net assets: 3
Before fees waived and expenses absorbed	1.47%	2.13%	5.89%	4
After fees waived and expenses absorbed	1.00%	1.00%	1.00%	4
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.36%	0.50%	(1.25%)	4
After fees waived and expenses absorbed	1.83%	1.63%	3.64%	4
Portfolio turnover rate	103%	99%	25%	2

*	Commencement of operations.

1	Calculated based on average shares outstanding for the period.

2	Not Annualized.

3	The Advisor has contractually agreed to limit the operating expenses to 1.00%.

4	Annualized.

See accompanying Notes to Financial Statements.

11

FAMCO MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2012

Note 1 – Organization
The FAMCO MLP & Energy Infrastructure Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is long-term capital appreciation and current income. The Fund commenced investment operations on September 9, 2010.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the last available bid price for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets generally are valued at their market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Master Limited Partnerships
An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the "Code"), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock.  Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.  The value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.

(c) Sector Concentration Risk
The focus of the Fund’s portfolio on a specific industry may present more risks than if the portfolio were broadly diversified over numerous industries. A downturn in energy related industries would have a larger impact on a Fund than on an investment company that does not concentrate in such industries. At times, the performance of the Fund’s investments may lag the performance of other industries or the broader market as a whole. Such underperformance may continue for extended periods of time.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred

12

FAMCO MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2012

by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(e) Short Sales
Short sales are transactions under which the Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense on the Statement of Operations.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which would decrease proceeds of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.  The Fund may not always be able to borrow a security or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss.  The Fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Fund paid for the security at the time it was borrowed.

(f) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or to hedge against declines in the prices of portfolio securities. In addition, the Fund may write put options to hedge against increases in the prices of securities which it intends to purchase. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

Transactions in written options contracts for the year ended November 30, 2012 were as follows:

	Number of Contracts	Premiums Received
Outstanding at December 1, 2011	-	$-
Options written	5,282	525,852
Options received via stock split	114	-
Options closed	(4,296)	(381,170)
Options expired	-	-
Options exercised	-	-
Outstanding at November 30, 2012	1,100	$144,682

(g) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

13

FAMCO MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2012

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the year ended November 30, 2012, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with FAMCO MLP, a division of Advisory Research, Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.75% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A) expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses to 1.00% of the Fund's average daily net assets until March 31, 2013. For the year ended November 30, 2012, the Advisor waived $121,321 of its advisory fees. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, fall below the expense limit. The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred. At November 30, 2012, the amount of these potentially recoverable expenses was $380,012. The Advisor may recapture a portion of this amount no later than November 30, of the years stated below:

2013:	$73,727
2014:	184,964
2015:	121,321

Foreside Fund Services, LLC (“Foreside”) serves as the Fund’s placement agent; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended November 30, 2012, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2012, are reported on the Statement of Operations.

14

FAMCO MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2012

Note 4 – Federal Income Taxes
At November 30, 2012, gross unrealized appreciation and (depreciation) of investments owned by the Fund, and securities sold short based on cost for federal income tax purposes were as follows:

Cost of investments	$24,417,021
Proceeds from securities sold short	$(144,682)

Gross unrealized appreciation	2,656,173
Gross unrealized depreciation	(255,317)

Net unrealized appreciation on investments and securities sold short	$2,400,856

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1’s, which are treated as an increase/(decrease) in cost basis of the MLP shares held, options, and timing differences in recognizing certain gains and losses in security transactions.
GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period December 1, 2011 through November 30, 2012, permanent differences in book and tax accounting have been reclassified to paid-in- capital, undistributed net investment income (loss) and accumulated net realized gain (loss) as follows:

Increase (Decrease)
Fund	Paid in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
FAMCO MLP & Energy Infrastructure	$31,626	$(242,931)	$211,305

As of November 30, 2012, the components of accumulated earnings (deficit) for the Fund on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	1,460,763
Tax accumulated earnings	1,460,763
Accumulated capital, other losses and partial MLP dispositions	(546,425)
Net unrealized appreciation on investments	2,400,856
Total accumulated earnings	$3,315,194

The tax character of distributions paid during the fiscal years ended November 30, 2011 and 2012 for the Fund was as follows:

Distribution paid from:	November 30, 2012	November 30, 2011
Ordinary income	$1,085,100	639,675
Long-term capital gains	280,332	138,899
Tax return of capital	-	170,591
Total distributions paid	$1,365,432	949,165

Due to the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable

15

FAMCO MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2012

years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase.  For the year ended November 30, 2012, the Fund received $0 in redemption fees.

Note 6 – Investment Transactions
For the year ended November 30, 2012, purchases and sales of investments, excluding short-term investments, were $28,136,985 and $25,711,707, respectively.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in

16

FAMCO MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2012

accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of November 30, 2012, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 31	Total
Assets
Investments
Corporate Bonds	$-	$8,078,488	$-	$8,078,488
Common Stocks
Energy	11,342,307	-	-	11,342,307
Utilities	1,256,175	-	-	1,256,175
Master Limited Partnerships	5,529,596	425,384	-	5,954,980
Short-Term Investments	218,132	-	-	218,132
Total Assets	$18,346,210	$8,503,872	$-	$26,850,082

Liabilities
Written Options Contracts	$(176,887)	$-	$-	$(176,887)
Total Liabilities	$(176,887)	$-	$-	$(176,887)

1 The Fund did not hold any Level 3 securities at period end.
Transfers are recognized at the end of the reporting period.
There were no transfers between Levels at period end.

Note 9 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options during the year ended November 30, 2012.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of November 30, 2012 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$-	Written options contracts, at value	$176,887
Total		$-		$176,887

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$-	$(286,601)	$(286,601)
Total	$-	$(286,601)	$(286,601)

17

FAMCO MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2012

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$-	$(32,205)	$(32,205)
Total	$-	$(32,205)	$(32,205)

Note 10 – Recently Issued Accounting Pronouncements
In December 2011, the Financial Accounting Standards Board (“FASB”) issued Account Standards Update (“ASU”) No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of FAMCO MLP & Energy Infrastructure Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for the year then ended and for the period September 9, 2010 (commencement of operations) to November 30, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FAMCO MLP & Energy Infrastructure  Fund as of November 30, 2012, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the period September 9, 2010 to November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2013

19

FAMCO MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Dividends Received Deduction
18.15% and 48.94% of the dividends paid from net investment income, including short-term capital gains, for the year ended November 30, 2012 are eligible for corporate dividends received deduction for Infrastructure and Income Funds, respectively.

Qualified Dividend Income
23.40% and 61.62% of the dividends paid from  net investment income, including short-term capital gains, for the year ended November 30, 2012, are designated as qualified dividend income for Infrastructure and Income Funds, respectively.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 314-446-6747.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present).	53	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	53	None.
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	53	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	53	None.
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006).	53	None

20

FAMCO MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

21

FAMCO MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At an in-person meeting held on August 14-15, 2012, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Fiduciary Asset Management, Inc. (the “Investment Advisor”) with respect to the FAMCO MLP & Energy Infrastructure Fund (the “Energy Infrastructure Fund”) series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. The Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session with counsel at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund compared with returns of its benchmark index for the three-month and year-to-date periods ended June 30, 2012, and the returns of a select group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from the relevant category (a “Universe”) for the same periods.  With respect to the performance results of the Fund, the Board noted that the materials they reviewed indicated that the annualized total returns of the Fund significantly exceeded the returns of the S&P 1500 Energy Index and the median returns of the funds in the Peer Group and Domestic Energy Universe for the one-year period.

The Board considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, the commitment of the Investment Advisor to the Fund’s growth, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Investment Advisor to the Fund were satisfactory.

22

FAMCO MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fee and Expense Ratio
With respect to the advisory fees and expenses paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers) and the total expenses (net of fee waivers) of the Fund were lower than the medians of the funds in the Peer Group and Universe.

The Board also noted that the Investment Advisor was currently waiving significant portions of its advisory fee with respect to the Fund.  The Board noted that (i) the fees charged by the Investment Advisor to the Fund are lower than the fees charged by the Investment Advisor to another series of the Trust because such fund has a lower minimum investment requirement than the Fund and, therefore, has more complex cash management issues, and (ii) the fees charged by the Investment Advisor to the Fund are comparable to the fees charged by the Investment Advisor to its separate account clients managed using the same strategies as the Fund.  The Board noted that the Investment Advisor oversees the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s other clients that are not registered under the 1940 Act.  The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement with respect to the Fund is fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund, noting that the Investment Advisor had not realized any profits with respect to the Fund.  The Board determined that the Investment Advisor’s profitability with respect to the Fund was reasonable.  The Board also considered the benefits received by the Investment Advisor and its affiliates as a result of the Investment Advisor’s relationship with the Fund, including investment advisory fees paid to the Investment Advisor and the intangible benefits of any research received from broker-dealers executing transactions on behalf of the Fund and any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

23

FAMCO MLP & Energy Infrastructure Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2012 (Unaudited)

Expense Example
As a shareholder of the FAMCO MLP & Energy Infrastructure Fund (the ”Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 6/1/12 through 11/30/12.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Paid During Period*
	6/1/12	11/30/12	6/1/12 – 11/30/12
Actual Performance	$ 1,000.00	$ 1,095.30	$ 5.24
Hypothetical (5% annual return before expenses)	1,000.00	1,020.00	5.05

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

24

Investment Advisor
FAMCO MLP, a division of Advisory Research, Inc.
8235 Forsyth Boulevard, Suite 700
St. Louis, Missouri  63105

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Placement Agent
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine  04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
FAMCO MLP & Energy Infrastructure Fund	MLPPX	461 418 626

Privacy Principles of the FAMCO MLP & Energy Infrastructure Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the FAMCO MLP & Energy Infrastructure Fund for their information.  It is not a Private Placement Memorandum, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 314-446-6747, on the Fund’s website at www. or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 314-446-6747, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at 314-446-6747. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

FAMCO MLP & Energy Infrastructure Fund
803 West Michigan Street
Milwaukee, WI 53233-2301
314-446-6747

FAMCO MLP & Energy Income Fund
(Class A: INFRX)
(Class C: INFFX)
(Class I: INFIX)

ANNUAL REPORT
November 30, 2012

www.famcomlpfunds.com

FAMCO MLP & Energy Income Fund
a series of Investment Managers Series Trust

Table of Contents

Shareholder letter	1
Fund Performance and Summary	3
Schedule of Investments	4
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Supplemental Information	22
Expense Example	26

8235 Forsyth Boulevard, Suite 700 Saint Louis, Missouri 63105 Telephone: 314 446-6700 Facsimile: 314 446-6707 www.famco.com

MLP & Energy Income Fund
(“INFIX/INFRX/INFFX”)
November 30, 2012

Dear Shareholder

Thank you for your investment in the FAMCO MLP & Energy Income Fund (“the Fund”).  This report covers the Fund’s performance for the annual period ended November 30, 2012 and provides an overall update on the Fund’s investments.

Our firm, FAMCO MLP, a division of Advisory Research, Inc., serves as investment advisor for the Fund.  We manage Master Limited Partnerships (“MLPs”) and energy infrastructure assets for investment companies, institutions and high net worth individuals.

The Fund’s investment objective is long-term capital appreciation and current income.  The Fund will seek to meet its investment objective by opportunistically investing in energy infrastructure securities.  We believe that a well constructed portfolio of energy infrastructure investments has the potential to provide investors with a mix of  current income, growth potential, low correlation to other asset classes, and some tax advantages.  The Fund will invest in both equity and fixed income securities with the asset allocation being a function of current opportunities.  Most pure-play domestic energy infrastructure is owned by MLPs or entities affiliated with MLPs, and at least 80% of the Fund’s investments are expected to be concentrated in MLPs and other energy infrastructure assets.

We expect the Fund to exhibit high correlation to and generate similar returns with the Alerian MLP Index, but with less volatility and more liquidity over a full market cycle. In general, we would expect the Fund to underperform when the Alerian is generating higher than average returns and to outperform when the Alerian performs at less than its long-term potential.

Given these expectations we are pleased with the six month, one year and annualized since inception returns for the FAMCO MLP & Energy Income Fund Class I Share of the Fund of 9.11%, 10.35% and 11.72%, respectively as of November 30, 2012.  The Alerian Index’s comparable returns are 12.15%, 14.40% and 12.46%.  Importantly, the Fund has provided investors with the lower volatility and increased risk mitigation that is expected.  Since inception, the Fund’s volatility has averaged 74% of the Alerian MLP Index’s volatility.

The 1-year and since inception annualized total return for the FAMCO MLP & Energy Income Fund Class I shares and the Alerian MLP Index as of December 31, 2012 were 6.28% and 11.46% and 4.80% and 10.15% respectively. The Fund’s total annual operating expenses gross and net are 1.25% and net. The inception date for the Fund is 12/27/2010.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 1-888-805-0005.

During the year ended November 30, 2012 the Fund saw positive returns in every asset class.  The MLP portion of the portfolio performed best as the MLP asset class as represented by the Alerian MLP Index returned 14.4% and the Fund’s portfolio of MLPs did better yet.  The remaining energy infrastructure equities in the Fund generated high single digit returns for the year.  The Fund’s fixed income portfolio performed better than we expected during the year with a return of approximately 8%.

We believe the Fund is positioned to benefit from what we expect will be positive MLP and equity market returns in 2013.  The Fund maintains an overweight position in MLPs and their affiliated equities and an underweight in fixed income securities.  This higher than average allocation to MLPs and equities is a response to both the favorable valuations we see for MLPs and equities in general as well as our belief that fixed income yields are at unsustainably low levels.  It is our view that interest rates will be flat to rising over the next 5 years and we conclude that investment returns for fixed income securities will be limited.  We expect that the higher than average allocation to MLPs and equities will increase the volatility of the Fund’s NAV.  To moderate some of this additional volatility we are continuing our program of call writing on a portion of the equities in the Fund.  The call writing strategy is designed with the intent to generate current income in exchange for limiting the returns of the Fund’s equity portfolio.  The Fund’s call writing program should be additive to performance if equity returns are indeed modest and the program will likely limit returns if the equity market performs well in 2013.

As a shareholder, you will receive a 1099 tax form in 2013.  Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income (“UBTI”) attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed.  Similarly, it is generally expected that you will not become subject to additional state and local income tax return filing requirements by reason of your holdings of Fund shares.  Please consult your tax advisor for information specific to your situation.

We appreciate your investment in the Fund.

Sincerely,

FAMCO MLP,
a division of Advisory Research, Inc.

This material must be preceded or accompanied by a current prospectus.

Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology.

S&P 500 Index is a value weighted index of the prices of 500 large cap common stocks actively traded in the United States.

S&P 500 Energy Index is comprised those companies in the S&P 500 that are classified as members of the GICS energy sector.

Master limited partnership (MLP) is a limited partnership that is publicly traded on a securities exchange.  It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.

The views in this shareholder letter were those of the Investment Advisor as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Investing in MLPs differs from investments in common stock including risks related to cash flow, dilution and voting rights. Investments are concentrated in the energy  infrastructure sector; with an exclusive emphasis on securities issued by MLPs. Concentration of the Fund's investment in the energy infrastructure sector, with an exclusive emphasis on securities issued by MLPs, may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, changes in the economy or the regulatory environment or extreme weather.  MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership which could reduce the value and income produced from the Fund.

The use of leverage through borrowing may exaggerate the effect of the Fund's net asset value of any increase or decrease in the value of the MLPs or other investment purchased with the borrowings. Investing in debt securities involves additional risks including interest rate risk, credit risk and prepayment risk. High yield securities involve greater risk than investment grade securities and tend to be more sensitive to economic conditions and credit risk. The use of derivative instruments involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The Fund intends to elect to be treated and to qualify each year, as a “regulated investment company” (RIC) under the U.S. Internal Revenue Code of 1986 (the “Code”). The Fund must meet certain source-of-income, asset diversification and annual distribution requirements to maintain RIC status. If for any taxable year the Fund fails to qualify as a RIC, all taxable income will be subject to federal income tax and possibly state and local income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced.

The Advisor has contractually agreed to waive its fees and/or pay for expenses until April 1, 2013, and may be terminated by the Trust’s Board of Trustees. The Advisor is permitted to seek reimbursement from the Fund, for three years from the date of any such waiver or payment to the extent a class’s total annual fund operating expenses do not exceed the limits described above.

FAMCO MLP & Energy Income Fund
FUND PERFORMANCE AND SUMMARY at November 30, 2012

This graph compares a hypothetical $1 million investment in the Fund, made at its inception and including payment of the maximum sales charge of 5.50%, with a similar investment in the Alerian MLP Index. Results include the reinvestment of all dividends and capital gains.

The Alerian MLP index is a composite of the 50 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology.

These indices do not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Total Returns as of November 30, 2012
	1 Year	Since Inception* (Annualized)
FAMCO MLP & Energy Income Fund
Class A with Sales Load	4.04%	8.31%
Class A without Sales Load	10.02%	11.52%
Class I	10.35%	11.72%
Alerian MLP Index	14.40%	12.46%

*Class A started on 5/18/11. Class I started on 12/27/10. The performance figures for Class A include the performance for the Class I for the periods prior to the start date of Class A. Class A imposes higher expenses than that of Class I.

Gross and Net Expense Ratios for Class A shares are 2.77% and 1.51% respectively, and for Class I shares are 3.30% and 1.26% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses; absent such waivers, the Fund’s returns would have been lower. The contractual fee waivers are in effect through April 1, 2013.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund’s Advisor has waived fees or expenses; absent such waivers, the Fund’s returns would have been lower.

FAMCO MLP & Energy Income Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2012

Principal Amount		Value

	CORPORATE BONDS – 29.2%
$2,500,000	BreitBurn Energy Partners LP / BreitBurn Finance Corp. 8.625%, 10/15/20201	$2,693,750
	Chesapeake Energy Corp.
550,000	6.875%, 8/15/20181	577,500
2,000,000	7.250%, 12/15/20181	2,150,000
4,720,000	6.625%, 8/15/20201	4,944,200
2,000,000	Concho Resources, Inc. 6.500%, 1/15/20221	2,180,000
3,000,000	CONSOL Energy, Inc. 8.000%, 4/1/20171	3,225,000
3,881,000	DCP Midstream LLC 6.750%, 9/15/20371, 2	4,688,520
3,000,000	Denbury Resources, Inc. 8.250%, 2/15/20201	3,390,000
1,700,000	EQT Corp. 8.125%, 6/1/20191	2,126,972
2,500,000	Exterran Holdings, Inc. 7.250%, 12/1/20181	2,625,000
1,000,000	Kinder Morgan Finance Co. LLC 6.000%, 1/15/20181, 2	1,098,847
3,000,000	NGPL PipeCo LLC 9.625%, 6/1/20191, 2	3,450,000
	QEP Resources, Inc.
1,000,000	6.800%, 4/1/20181	1,095,000
5,800,000	6.875%, 3/1/20211	6,655,500
3,000,000	Quicksilver Resources, Inc. 8.250%, 8/1/20151	2,775,000
1,900,000	Range Resources Corp. 7.250%, 5/1/20181	1,995,000
6,000,000	Rockies Express Pipeline LLC 5.625%, 4/15/20201, 2	5,820,000
865,000	Sonat, Inc. 7.000%, 2/1/20181	950,805
2,000,000	Sunoco, Inc. 5.750%, 1/15/20171	2,252,142
4,025,000	Teekay Corp. 8.500%, 1/15/20201	4,236,313
2,500,000	Tesoro Corp. 9.750%, 6/1/20191	2,887,500

	TOTAL CORPORATE BONDS (Cost $60,781,999)	61,817,049

FAMCO MLP & Energy Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2012

Number of Shares		Value

	COMMON STOCKS – 47.2%
	ENERGY – 42.3%
80,125	Anadarko Petroleum Corp.	$5,864,349
502,592	Enbridge Energy Management LLC	14,826,466
122,315	EQT Corp.	7,346,239
97,911	Kinder Morgan Management LLC	7,431,416
303,850	Kinder Morgan, Inc.	10,273,168
106,125	Marathon Petroleum Corp.	6,318,682
48,575	Occidental Petroleum Corp.	3,653,326
124,925	Phillips 66	6,542,322
106,900	Spectra Energy Corp.	2,987,855
157,065	Targa Resources Corp.	7,867,386
102,283	Teekay Offshore Partners LP	2,723,796
131,055	TransCanada Corp.	6,027,219
227,345	Williams Cos., Inc.	7,466,010

	TOTAL ENERGY (Cost $85,447,339)	89,328,234

	UTILITIES – 4.9%
122,625	NiSource, Inc.	2,963,846
166,865	ONEOK, Inc.	7,487,233

	TOTAL UTILITIES (Cost $10,137,263)	10,451,079

	TOTAL COMMON STOCKS (Cost $95,584,602)	99,779,313

	MASTER LIMITED PARTNERSHIPS – 23.3%
82,170	Copano Energy LLC	2,590,820
4,618	Crestwood Midstream Partners LP - Class C3	106,409
130,194	DCP Midstream Partners LP	5,452,525
252,950	Energy Transfer Equity LP	11,501,636
107,410	Enterprise Products Partners LP	5,567,060
53,940	EV Energy Partner LP	3,274,158
155,586	Inergy LP	2,935,908
92,005	MarkWest Energy Partners LP	4,754,818
75,460	MPLX LP*	2,177,776
95,475	Plains All American Pipeline LP	4,447,226
19,775	TransMontaigne Partners LP	686,786
69,815	Western Gas Partners LP	3,418,142
43,770	Williams Partners LP	2,228,331

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $44,221,252)	49,141,595

	TOTAL INVESTMENTS – 99.7% (Cost $200,587,853)	210,737,957
	Other Assets in Excess of Liabilities – 0.3%	575,032

	TOTAL NET ASSETS – 100.0%	$211,312,989

FAMCO MLP & Energy Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2012

Number of Contracts		Value

	SECURITIES SOLD SHORT – (0.7)%
	WRITTEN OPTION CONTRACTS – (0.7)%
	CALL OPTIONS – (0.7)%
	Anadarko Petroleum Corp.
(553)	Exercise Price: $75, Expiration Date: December 22, 2012	$(53,641)
(248)	Exercise Price: $80, Expiration Date: February 16, 2013	(46,128)
	EQT Corp.
(1,134)	Exercise Price: $65, Expiration Date: March 16, 2013	(175,770)
	Marathon Petroleum Corp.
(596)	Exercise Price: $60, Expiration Date: January 19, 2013	(134,696)
(465)	Exercise Price: $65, Expiration Date: April 20, 2013	(95,325)
	Occidental Petroleum Corp.
(400)	Exercise Price: $80, Expiration Date: February 16, 2013	(53,600)
	Phillips 66
(1,045)	Exercise Price: $49, Expiration Date: February 16, 2013	(532,950)
(139)	Exercise Price: $50, Expiration Date: January 19, 2013	(54,210)
(64)	Exercise Price: $55, Expiration Date: February 16, 2013	(13,440)
	TransCanada Corp.
(1,261)	Exercise Price: $50, Expiration Date: May 18, 2013	(50,440)
	Williams Cos., Inc.
(299)	Exercise Price: $34, Expiration Date: February 16, 2013	(31,694)
(1,870)	Exercise Price: $36, Expiration Date: February 16, 2013	(91,630)

	TOTAL SECURITIES SOLD SHORT (Proceeds $(1,105,282))	(1,333,524)

LLC – Limited Liability Company
LP – Limited Partnership

*	Non-income producing security.

1	Callable.

2
144a restricted security. Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3
Illiquid Security. Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security fair valued under direction of the Board of Trustees.  The aggregate value of such investments is 0.05% of net assets.

See accompanying Notes to Financial Statements.

FAMCO MLP & Energy Income Fund
SUMMARY OF INVESTMENTS
As of November 30, 2012

Security Type	Percent of Total Net Assets
Corporate Bonds	29.2%
Common Stocks	47.2%
Master Limited Partnerships	23.3%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

FAMCO MLP & Energy Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2012

Assets:
Investments, at value (cost $200,587,853)	$210,737,957
Receivables:
Securities sold	10,587,591
Dividends and interest	1,480,372
Fund shares sold	442,756
Prepaid expenses	70,170
Total assets	223,318,846

Liabilities:
Written options contracts, at value (proceeds $1,105,282)	1,333,524
Payables:
Investment securities purchased	3,159,232
Fund shares redeemed	605,999
Due to Custodian	6,621,263
Advisory fees	163,483
Distribution fees - Class C (Note 7)	5,607
Distribution fees - Class A (Note 7)	2,639
Audit fees	27,591
Administration fees	19,240
Fund accounting fees	14,721
Transfer agent fees and expenses	14,012
Custody fees	6,027
Chief Compliance Officer fees	700
Accrued other expenses	31,819
Total liabilities	12,005,857

Net Assets	$211,312,989

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$202,652,373
Accumulated net investment loss	(182,844)
Accumulated net realized gain on investments and written options contracts	(1,078,402)
Net unrealized appreciation (depreciation) on:
Investments	10,150,104
Written options contracts	(228,242)
Net Assets	$211,312,989

Class A Shares:
Net Assets applicable to shares outstanding	$12,109,201
Number of shares issued and outstanding	1,076,853
Redemption price per share*	$11.24
Maximum sales charge (5.50% of offering price)**	0.65
Maximum offering price to public	$11.89

Class C Shares:
Net Assets applicable to shares outstanding	$8,023,576
Number of shares issued and outstanding	714,466
Offering and redemption price per share*	$11.23

Class I Shares:
Net Assets applicable to shares outstanding	$191,180,212
Number of shares issued and outstanding	17,226,259
Offering and redemption price per share	$11.10

*
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 18 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1% on any shares sold within 12 months of purchasing them.

**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

FAMCO MLP & Energy Income Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2012

Investment Income
Dividends (net of foreign withholding taxes of $22,924)	$1,416,734
Interest	2,103,968
Total income	3,520,702

Expenses
Advisory fees	1,265,238
Administration fees	117,663
Fund accounting fees	75,337
Transfer agent fees and expenses	69,186
Registration fees	46,252
Custody fees	39,102
Miscellaneous	32,107
Shareholder reporting fees	27,618
Distribution fees - Class C (Note 7)	20,559
Distribution fees - Class A (Note 7)	20,532
Legal fees	20,484
Audit fees	15,000
Chief Compliance Officer fees	5,244
Trustees' fees and expenses	4,237
Insurance fees	1,517

Total expenses	1,760,076
Advisory fees waived	(137,542)
Net expenses	1,622,534
Net investment income	1,898,168

Realized and Unrealized Gain (Loss) on Investments and Written Options Contracts:
Net realized gain (loss) on:
Investments	2,336,765
Written options contracts	(1,803,553)
Net realized gain	533,212
Net change in unrealized appreciation/depreciation on:
Investments	8,827,108
Written options contracts	(228,242)
Net change in unrealized appreciation/depreciation	8,598,866
Net realized and unrealized gain on investments and written options contracts	9,132,078

Net Increase in Net Assets from Operations	$11,030,246

See accompanying Notes to Financial Statements.

FAMCO MLP & Energy Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
	For the Year Ended	December 27, 2010**
	November 30, 2012*	to May 31, 2011
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$1,898,168	$133,638
Net realized gain (loss) on investments and written options contracts	533,212	(58,026)
Net change in unrealized appreciation/depreciation on investments
and written options contracts	8,598,866	1,322,996
Net increase in net assets resulting from operations	11,030,246	1,398,608

Distributions to Shareholders:
From net investment income:
Class A	(87,756)	(4,164)
Class C	(26,055)	-
Class I	(1,371,149)	(131,075)
From capital gains:
Class A	(147,173)	(735)
Class C	(43,691)	-
Class I	(2,299,457)	(23,128)
From return of capital:
Class A	(276,650)	(19,658)
Class C	(82,133)	-
Class I	(4,322,473)	(618,817)
Total distributions to shareholders	(8,656,537)	(797,577)

Capital Transactions:
Net proceeds from shares sold:
Class A	10,980,982	1,559,127
Class C	7,918,691	-
Class I	188,320,532	27,693,889
Reinvestment of distributions:
Class A	244,469	16,144
Class C	102,718	-
Class I	6,419,212	671,174
Cost of shares redeemed:
Class A1	(849,965)	(39)
Class C	-	-
Class I2	(32,848,788)	(1,889,897)
Net change in net assets from capital transactions	180,287,851	28,050,398

Total increase in net assets	182,661,560	28,651,429

Net Assets
Beginning of period	28,651,429	-
End of period	$211,312,989	$28,651,429

Accumulated net investment income (loss)	$(182,844)	$-

Capital Share Transactions:
Shares sold:
Class A	981,905	147,371
Class C	705,277	-
Class I	17,054,957	2,661,041
Shares reinvested:
Class A	22,010	1,506
Class C	9,189	-
Class I	586,703	64,084
Shares redeemed:
Class A	(75,934)	(4)
Class C	-	-
Class I	(2,955,163)	(185,363)
Net increase in capital share transactions	16,328,944	2,688,635

*	Class C Shares commenced operations on April 2, 2012.

**	The FAMCO MLP & Energy Income Fund commenced operations on December 27, 2010, and Class A Shares commenced operations on May 18, 2011.

1	Net of redemption fee proceeds of $2,559 and $1, respectively.

2	Net of redemption fee proceeds of $19,806 and $3,951, respectively.

See accompanying Notes to Financial Statements.

FAMCO MLP & Energy Income Fund - Class A
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period
	For the Year Ended		May 18, 2011*
	November 30, 2012		to November 30, 2011

Net asset value, beginning of period	$10.79		$10.64
Income from Investment Operations:
Net investment income1	0.14		0.04
Net realized and unrealized gain on investments	0.92		0.41
Total from investment operations	1.06		0.45

Less distributions:
From net investment income	(0.10)		(0.05)
From net realized gain	(0.18)		(0.01)
Return of capital	(0.33)		(0.24)
Total distributions	(0.61)		(0.30)

Redemption fee proceeds	-	2	-	2

Net asset value, end of period	$11.24		$10.79

Total return3	10.02%		4.32%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,109		$1,606

Ratio of expenses to average net assets:5
Before fees waived and expenses absorbed	1.61%		2.76%	6
After fees waived and expenses absorbed	1.50%		1.50%	6
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.14%		(0.54%)	6
After fees waived and expenses absorbed	1.25%		0.72%	6
Portfolio turnover rate	101%		83%	4

*	Commencement of operations.

1	Calculated based on average shares outstanding for the period.

2	Amount represents less than $0.01 per share.

3
Total returns would have been lower had expenses not been waived or reimbursed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50%of offering price which is reduced on sales of $50,000 or more, or a contingent deferred sales charge (“CDSC”) of 1.00% on any shares sold within 18 months. If the sales charges were included total returns would be lower.

4	Not annualized.

5	The Advisor has contractually agreed to limit the operating expenses to 1.50%.

6	Annualized.

See accompanying Notes to Financial Statements.

FAMCO MLP & Energy Income Fund - Class C
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	April 2, 2012*
	to November 30, 2012

Net asset value, beginning of period	$11.20
Income from Investment Operations:
Net investment income1	0.05
Net realized and unrealized gain on investments	0.37
Total from investment operations	0.42

Less distributions:
From net investment income	(0.07)
From net realized gain	(0.11)
Return of capital	(0.21)
Total distributions	(0.39)

Redemption fee proceeds	-

Net asset value, end of period	$11.23

Total return2	3.80%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,024

Ratio of expenses to average net assets:4
Before fees waived and expenses absorbed	2.36%	5
After fees waived and expenses absorbed	2.25%	5
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.52%	5
After fees waived and expenses absorbed	0.63%	5
Portfolio turnover rate	101%	3

*	Commencement of operations.

1	Calculated based on average shares outstanding for the period.

2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of contingent deferred sales charge (“CDSC”) of 1.00% on any shares sold within 12 months. If the sales charge was included total returns would be lower.

3	Not annualized.

4	The Advisor has contractually agreed to limit the operating expenses to 2.25%.

5	Annualized.

See accompanying Notes to Financial Statements.

FAMCO MLP & Energy Income Fund - Class I
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period
	For the Year Ended		December 27, 2010*
	November 30, 2012		to November 30, 2011

Net asset value, beginning of period	$10.65		$10.00
Income from Investment Operations:
Net investment income1	0.17		0.12
Net realized and unrealized gain on investments	0.91		1.08
Total from investment operations	1.08		1.20

Less distributions:
From net investment income	(0.11)		(0.09)
From net realized gain	(0.18)		(0.02)
Return of capital	(0.34)		(0.44)
Total distributions	(0.63)		(0.55)

Redemption fee proceeds	-	2	-	2

Net asset value, end of period	$11.10		$10.65

Total return	10.35%		12.18%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$191,180		$27,045

Ratio of expenses to average net assets:4
Before fees waived and expenses absorbed	1.36%		3.29%	5
After fees waived and expenses absorbed	1.25%		1.25%	5
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.42%		(0.79%)	5
After fees waived and expenses absorbed	1.53%		1.25%	5
Portfolio turnover rate	101%		83%	3

*	Commencement of operations.

1	Calculated based on average shares outstanding for the period.

2	Amount represents less than $0.01 per share.

3	Not annualized.

4	The Advisor has contractually agreed to limit the operating expenses to 1.25%.

5	Annualized.

See accompanying Notes to Financial Statements.

FAMCO MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2012

Note 1 – Organization
The FAMCO MLP & Energy Income Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund primarily seeks current income and secondarily seeks long-term capital appreciation.  The Fund commenced investment operations on December 27, 2010.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the last available bid price for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets generally are valued at their market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Master Limited Partnerships
An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the "Code"), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock.  Holders of MLP units generally have limited control and voting rights on matters affecting the partnership. The value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes.  If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.

(c) Sector Concentration Risk
The focus of the Fund’s portfolio on a specific industry may present more risks than if the portfolio were broadly diversified over numerous industries.  A downturn in energy related industries would have a larger impact on a Fund than on an investment company that does not concentrate in such industries.  At times, the performance of the Fund’s investments may lag the performance of other industries or the broader market as a whole. Such underperformance may continue for extended periods of time.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.   Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion

FAMCO MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2012

to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(e) Short Sales
Short sales are transactions under which the Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense on the Statement of Operations.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which would decrease proceeds of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.  The Fund may not always be able to borrow a security or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss.  The Fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Fund paid for the security at the time it was borrowed.

(f) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or to hedge against declines in the prices of portfolio securities. In addition, the Fund may write put options to hedge against increases in the prices of securities which it intends to purchase. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

Transactions in written options contracts for the year ended November 30, 2012 were as follows:

	Number of Contracts	Premiums Received
Outstanding at December 1, 2011	-	$-
Options written	30,869	3,324,724
Options received via stock split	475	-
Options closed	(23,270)	(2,219,442)
Options expired	-	-
Options exercised	-	-
Outstanding at November 30, 2012	8,074	$1,105,282

(g) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-

FAMCO MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2012

likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the year ended November 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with FAMCO MLP, a division of Advisory Research, Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00%, of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses to 1.50%, 2.25% and 1.25% of the Fund’s average daily net assets for Class A Shares, Class C Shares, and Class I Shares, respectively through April 1, 2013.

For the year ended November 30, 2012, the Advisor waived $137,542 of its advisory fees. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, fall below the expense limit. The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred. At November 30, 2012, the amount of these potentially recoverable expenses was $355,494. The Advisor may recapture a portion of this amount no later than November 30, of the years stated below:

2014:	$217,952
2015:	137,542

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator.  UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

The amount of net selling commissions from the Funds’ Class A Shares and deferred sales charges from the Funds’ Class A and Class C Shares retained by the Distributor, Advisor and/or a broker-dealer affiliated with the Advisor for the year ended November 30, 2012 were as follows:

	Net Selling Commissions	Deferred Sales Charge
MLP & Energy Income Fund Class A	$35,356	$-
MLP & Energy Income Fund Class C	N/A	$-

FAMCO MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2012

Certain trustees and officers of the Trust are employees of UMBFS or MFAC.  The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended November 30, 2012, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2012, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2012, gross unrealized appreciation and (depreciation) of investments owned by the Fund, and securities sold short based on cost for federal income tax purposes were as follows:

Cost of investments	$199,184,227

Proceeds from securities sold short	$(1,105,282)

Gross unrealized appreciation	13,380,791
Gross unrealized depreciation	(2,055,303)

Net unrealized depreciation on investments and securities sold short	$11,325,488

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1’s, which are treated as an increase/(decrease) in cost basis of the MLP shares held, options, and timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period December 1, 2011 through November 30, 2012, permanent differences in book and tax accounting have been reclassified to paid in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) as follows:

Increase (Decrease)
Fund	Paid in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
FAMCO MLP & Energy Income	$(364,544)	$(596,052)	$960,596

As of November 30, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-
Accumulated capital, other losses and partial MLP dispositions	(2,664,872)
Net unrealized appreciation on investments	11,325,488
Total accumulated earnings	$8,660,616

The tax character of distributions paid during the fiscal years ended November 30, 2011 and 2012 for the Fund was as follows:

Distributions paid from:	November 30, 2012	November 30, 2011
Ordinary income	$2,135,181	$159,102
Long-term capital gains	1,840,100	~~-~~
Tax return of capital	4,681,256	638,475
Total distributions	$8,656,537	$797,577

FAMCO MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2012

Due to the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase.  For the year ended November 30, 2012, Class A Shares of the Fund received $2,559 in redemption fees and Class I Shares of the Fund received $19,806.  For the period April 2, 2012 (commencement of operations) through November 30, 2012, Class C Shares of the Fund received $0 in redemption fees.

Note 6 –Investment Transactions
For the year ended November 30, 2012, purchases and sales of investments, excluding short-term investments, were $295,609,554 and $121,604,975, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares. With respect to Class A Shares of the Fund, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. With respect to Class C Shares of the Fund, the Plan provides for the payment of distribution fees at the annual rate of up to 1.00% of average daily net assets. Class I Shares of the Fund do not pay any distribution fees.

For the year ended November 30, 2012 distribution fees for Class A and Class C incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

FAMCO MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2012

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of November 30, 2012, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 31	Total
Assets
Investments
Corporate Bonds	$-	$61,817,049	$-	$61,817,049
Common Stocks:
Energy	89,328,234	-	-	89,328,234
Utilities	10,451,079	-	-	10,451,079
Master Limited Partnerships	49,035,186	106,409	-	49,141,595
Total Assets	$148,814,499	$61,923,458	$-	$210,737,957

Liabilities
Written Options Contracts	$(1,333,524)	$-	$-	$(1,333,524)
Total Liabilities	$(1,333,524)	$-	$-	$(1,333,524)

1 The Fund did not hold any Level 3 securities at period end.
Transfers are recognized at the end of the reporting period.
There were no transfers between Levels at period end.

Note 10 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options during the year ended November 30, 2012.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of November 30, 2012 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$-	Written options contracts, at value	$1,333,524
Total		$-		$1,333,524

FAMCO MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2012

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$-	$(1,803,553)	$(1,803,553)
Total	$-	$(1,803,553)	$(1,803,553)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$-	$(228,242)	$(228,242)
Total	$-	$(228,242)	$(228,242)

Note 11 – Recently Issued Accounting Pronouncements
In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

On January 1, 2013, IMST Distributors, LLC, (“IMST Distributors”) will succeed GDS as the Distributor to the Fund(s).  IMST Distributors is not affiliated with the Trust or any of its service providers.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of FAMCO MLP & Energy Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for the year then ended and for the period December 27, 2010 (commencement of operations) to November 30, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FAMCO MLP & Energy Income Fund as of November 30, 2012, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the period December 27, 2010 to November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2013

FAMCO MLP & Energy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Dividends Received Deduction
18.15% and 48.94% of the dividends paid from net investment income, including short-term capital gains, for the year ended November 30, 2012, are eligible for the corporate dividends received deduction for infrastructure and Income Funds, respectively.

Qualified Dividend Income
23.40% and 61.62% of the dividends paid from net investment income, including short-term capital gains, for the year ended November 30, 2012, are designated as qualified dividend income for Infrastructure and Income Funds, respectively.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-888-805-0005.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present).	53	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	53	None.
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	53	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	53	None.

FAMCO MLP & Energy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006).	53	None
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.

b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.

c	Trustees and officers serve until their successors have been duly elected.

†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

FAMCO MLP & Energy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At an in-person meeting held on August 14-15, 2012, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Fiduciary Asset Management, Inc. (the “Investment Advisor”) with respect to the FAMCO MLP & Energy Income Fund (the “Energy Income Fund”) series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. The Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session with counsel at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund compared with returns of its benchmark index for the three-month and year-to-date periods ended June 30, 2012, and the returns of a select group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from the relevant category (a “Universe”) for the same periods.  With respect to the performance results of the Fund, the Board noted that the materials they reviewed indicated that the annualized total returns of the Fund were below the returns of the Alerian MLP Index but significantly exceeded the median returns of the funds in the Peer Group and Domestic Energy Universe for the one-year period.

The Board considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, the commitment of the Investment Advisor to the Fund’s growth, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fees and expenses paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers) of the Fund were slightly higher than the

FAMCO MLP & Energy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

medians of the funds in the Peer Group and Universe, but the total expenses (net of fee waivers) were the same as the Peer Group median and higher than the Universe median.

The Board also noted that the Investment Advisor was currently waiving significant portions of its advisory fee with respect to the Fund.  The Board noted that the fees charged by the Investment Advisor to another series of the Trust are lower than the fees charged by the Investment Advisor to the Fund because the Fund has a lower minimum investment requirement than such fund and, therefore, has more complex cash management issues.  The Board noted that the Investment Advisor oversees the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s other clients that are not registered under the 1940 Act.  The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement with respect to the Fund is fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund. The Board determined that the Investment Advisor’s profitability with respect to the Fund was reasonable.  The Board also considered the benefits received by the Investment Advisor and its affiliates as a result of the Investment Advisor’s relationship with the Fund, including investment advisory fees paid to the Investment Advisor and the intangible benefits of any research received from broker-dealers executing transactions on behalf of the Fund and any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

FAMCO MLP & Energy Income Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2012 (Unaudited)

Expense Example
As a shareholder of the FAMCO MLP & Energy Income Fund (the “Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 6/1/12 to 11/30/12.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expense Paid During Period
		6/1/12*	11/30/12	6/1/12 - 11/30/12
Class A	Actual Performance	$ 1,000.00	$ 1,089.70	$ 7.83
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.51	7.56
Class C	Actual Performance	1,000.00	1,085.50	11.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.73	11.34
Class I	Actual Performance	1,000.00	1,091.10	6.53
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.75	6.30

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50%, 2.25% and 1.25% for Class A, Class C, and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/366, 183/366, and 183/366 for Class A, Class C, and Class I shares, respectively (to reflect the six month period for Class A and Class I and the period since inception for Class C).  The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Investment Advisor
FAMCO MLP, a division of Advisory Research, Inc.
8235 Forsyth Boulevard, Suite 700
St. Louis, Missouri  63105

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine  04101
 www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
FAMCO MLP & Energy Income Fund – Class A	INFRX	461 418 543
FAMCO MLP & Energy Income Fund – Class C	INFFX	461 418 238
FAMCO MLP & Energy Income Fund – Class I	INFIX	461 418 535

Privacy Principles of the FAMCO MLP & Energy Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the FAMCO MLP & Energy Income Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1-888-805-0005, on the Fund’s website at www. or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 1-888-805-0005, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at 1-888-805-0005.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

FAMCO MLP & Energy Income Fund
803 West Michigan Street
Milwaukee, WI 53233-2301
1-888-805-0005

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-805-0005.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2012	FYE 11/30/2011
Audit Fees	$25,000	$25,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$5,000
All Other Fees	$1,000*	$1,000*
* $1,000 for each additional state returns filed.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2012	FYE 11/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2012	FYE 11/30/2011
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 8, 2008.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	2/6/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	2/6/13

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/6/13